UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2012
JACK HENRY & ASSOCIATES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	0-14112	43-1128385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

663 Highway 60, P.O. Box 807, Monett, MO 65708
(Address of Principle Executive Offices)
(Zip Code)

417-235-6652
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2012, Michael E. Henry resigned from his offices as Chairman of the Board and member of the Board of Directors of Jack Henry & Associates, Inc.  The Board of Directors immediately voted to reduce the size of the Board from nine members to eight.  On said date the Board elected John F. Prim, Chief Executive Officer of the Company, to also serve as Chairman of the Board.
Additional information regarding these matters is detailed in the company's press release dated August 24, 2012, the text of which is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release dated August 24, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date:	August 27, 2012	/s/ Kevin D. Williams
Kevin D. Williams
Chief Financial Officer and Treasurer